AXS Alternative Growth Fund
Class A Shares: (Ticker Symbol: EEHAX)

Class I Shares: (Ticker Symbol: EEHIX)

AXS Managed Futures Strategy Fund
Class A Shares: (Ticker Symbol: MHFAX)

Class C Shares: (Ticker Symbol: MHFCX)

Class I Shares: (Ticker Symbol: MHFIX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 21, 2022, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 1, 2022, as supplemented.

Effective as of July 15, 2022, Dr. Rufus Rankin no longer serves as a portfolio manager to the AXS Alternative Growth Fund and AXS Managed Futures Strategy Fund (each, a “Fund” and, together, the “Funds”). Accordingly, all references in the Funds’ Prospectus and SAI to Dr. Rankin are hereby deleted in their entirety. Dr. Ajay Dravid will continue to serve as the portfolio manager of the Funds.

Please file this Supplement with your records.